Exhibit 99.1

MARS OIL PIPELINE COMPANY LLC
Condensed Financial Statements (Unaudited)
For the Nine Months Ended September 30, 2017 and 2016

Table of Contents

Unaudited Condensed Balance Sheets	2

Unaudited Condensed Statements of Income	3

Unaudited Condensed Statement of Partners' Capital	4

Unaudited Condensed Statements of Cash Flows	5

Notes to Unaudited Condensed Financial Statements	6-8

Exhibit 99.1

MARS OIL PIPELINE COMPANY LLC
CONDENSED BALANCE SHEETS (UNAUDITED)

	September 30, 2017	December 31, 2016
ASSETS
Current assets
Cash and cash equivalents	$21,357,195	$17,291,815
Accounts receivable
Related parties	19,822,365	14,048,297
Third parties, net	4,470,813	4,880,461
Materials and supplies inventory	224,264	224,264
Allowance oil, net	4,982,950	2,747,833
Other current assets	1,171,133	843,377
Total current assets	52,028,720	40,036,047
Property, plant and equipment	299,539,785	299,470,572
Accumulated depreciation	(116,993,721)	(109,367,449)
Property, plant and equipment, net	182,546,064	190,103,123
Advance for operations due from related party	538,000	538,000
Other assets	6,243,698	6,810,230
Total assets	$241,356,482	$237,487,400

LIABILITIES and PARTNERS' CAPITAL
Current liabilities
Accounts payable and accrued liabilities	$1,933,178	$35,465
Payable to related parties	5,386,064	5,012,242
Total current liabilities	7,319,242	5,047,707

Commitments and contingencies (Note 5)

Partners' capital	234,037,240	232,439,693

Total liabilities and partners' capital	$241,356,482	$237,487,400

The accompanying notes are an integral part of these financial statements.

Exhibit 99.1

MARS OIL PIPELINE COMPANY LLC
CONDENSED STATEMENTS OF INCOME (UNAUDITED)

	Nine Months Ended
	September 30,
	2017	2016

Revenue
Related parties	$146,021,421	$127,142,888
Third parties	51,308,681	48,413,328
Total revenue	197,330,102	175,556,216
Costs and expenses
Operations	49,044,044	46,422,390
Maintenance	3,001,186	3,293,867
General and administrative	3,671,554	3,436,687
Depreciation and amortization	8,192,803	8,483,360
Property taxes	1,691,522	1,498,436
Net (gain) from pipeline operations	(1,860,691)	(1,097,258)
Total costs and expenses	63,740,418	62,037,482
Operating income	133,589,684	113,518,734
Other income	7,863	8,516
Net Income	$133,597,547	$113,527,250

The accompanying notes are an integral part of these financial statements.

Exhibit 99.1

MARS OIL PIPELINE COMPANY LLC
CONDENSED STATEMENT OF PARTNERS' CAPITAL (UNAUDITED)

	Shell Midstream Partners, L.P.	Shell Pipeline Company LP	BP Offshore Pipelines, Inc.	Total
Partners' capital at December 31, 2016	$112,965,691	$53,228,689	$66,245,313	$232,439,693
Net income at September 30, 2017	64,928,408	30,593,838	38,075,301	133,597,547
Cash distributions at September 30, 2017	(64,152,000)	(30,228,000)	(37,620,000)	(132,000,000)
Partners' capital at September 30, 2017	$113,742,099	$53,594,527	$66,700,614	$234,037,240

The accompanying notes are an integral part of these financial statements.

Exhibit 99.1

MARS OIL PIPELINE COMPANY LLC
CONDENSED STATEMENTS OF CASH FLOW (UNAUDITED)

	Nine Months Ended September 30,
	2017	2016
Cash flows from operating activities
Net income	$133,597,547	113,527,250
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	8,192,803	8,483,360
Net (gain) from pipeline operations	(1,860,691)	(1,097,258)
Bad debt expense	—	(835)
Changes in operating assets and liabilities
Accounts receivable	(5,364,420)	2,803,261
Allowance oil	(374,427)	(1,764,882)
Prepaid expenses	(327,755)	827,729
Accounts payable	2,219,723	735,128
Net cash provided by operating activities	136,082,780	123,513,753
Cash flows from investing activities
Capital expenditures	(17,400)	—
Net cash used in investing activities	(17,400)	—
Cash flows from financing activities
Distributions to partners	(132,000,000)	(120,500,000)
Net cash used in financing activities	(132,000,000)	(120,500,000)
Net increase in cash and cash equivalents	4,065,380	3,013,753
Cash and cash equivalents at beginning of the period	17,291,815	17,263,682
Cash and cash equivalents at end of the period	$21,357,195	$20,277,435
Supplemental Cash Flow Information
Non-cash investing and financing transactions
Change in accrued capital expenditures	$(51,812)	$—

The accompanying notes are an integral part of these financial statements.

Exhibit 99.1

MARS OIL PIPELINE COMPANY LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS

1.	Description of Business and Basis of Presentation
As of June 1, 2017, Mars Oil Pipeline Company changed from a Texas general partnership, formed in 1996, to a Delaware limited liability company, Mars Oil Pipeline Company LLC (“Mars,” the “Partnership”). It continues to own and operate a pipeline system for the transportation of crude oil from Mississippi Canyon Block 807 in the Gulf of Mexico, offshore Louisiana, to Clovelly, Louisiana. The pipeline system is regulated by the Federal Energy Regulatory Commission (“FERC”), where applicable, and tariff rates are calculated in accordance with guidelines established by the FERC.
The Partnership is currently owned by Shell Pipeline Company LP (“Shell Pipeline,” “Operator”), an indirect wholly owned subsidiary of Shell Oil Company (“Shell Oil”), Shell Midstream Partners, L.P. (“SHLX”) and BP Offshore Pipelines, Inc. (“BP”), (the “Partners”). As of June 30, 2017, Shell Pipeline owners a 22.9% interest in the Partnership, SHLX owns a 48.6% interest in the Partnership, and BP owns a 28.5% interest in the Partnership. SHLX and Shell Pipeline are considered one party in establishing voting rights in accordance with the Mars partnership agreement as amended.
Shell Pipeline and BP were the original partners in Mars until SHLX was formed in 2014. On October 28, 2014, a registration statement was declared effective by the Securities and Exchange Commission (“SEC”). Shell Pipeline contributed 28.6% ownership interest in the Partnership to Shell Midstream Partners, L.P. (“SHLX”). On October 03, 2016, Shell Pipeline contributed an additional 20% ownership to SHLX.
Upon formation, the Partnership entered into an Operating Agreement (“Operating Agreement”) with Shell Pipeline to operate, on the Partnership’s behalf, the Mars assets and the Mars cavern system at Louisiana Offshore Oil Port LLC’s (“LOOP”) Clovelly Storage Terminal, which consists of crude petroleum storage caverns and all ancillary components.
Basis of Presentation
The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). Pursuant to the rules and regulations of the SEC, certain information and footnote disclosures normally included in annual financial statements prepared in accordance with U.S. GAAP have been omitted. During interim periods, the Partnership follows accounting policies disclosed in its annual financial statements for year ended December 31, 2016. Operating results for the nine months ended September 30, 2017 and 2016 are not necessarily indicative of the results that may be expected for the full year. These interim financial statements should be read in conjunction with the Partnership’s annual financial statements for the year ended December 31, 2016 and the notes thereto.
Summary of Significant Accounting Policies
The accounting policies are set forth in Note 2- Summary of Significant Accounting Policies in the Notes to Financial Statements of the Partnership’s annual financial statements for the year ended December 31, 2016. There have been no significant changes to these policies during the nine months ended September 30, 2017.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Management believes that the estimates are reasonable.

Allowance Oil
Allowance oil as presented on the accompanying Balance Sheets at September 30, 2017 and December 31, 2016 is net of cavern loss accruals of approximately $665,000 and $551,800, respectively.

Recent Accounting Pronouncements
In May 2014, the Financial Accounting Standard Board issued ASU 2014-09, Revenue from Contracts with Customers, which will supersede nearly all existing revenue recognition guidance under U.S. GAAP. The update's core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The update is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018 for private entities. However, the Partnership will elect to early adopt the standard in January 2018 to align with SHLX. The update allows for either “full retrospective” adoption, meaning the standard is applied to all of the periods presented, or “modified retrospective” adoption, meaning the standard is applied only to the most current period presented in the financial statements. As part of our

Exhibit 99.1

MARS OIL PIPELINE COMPANY LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS (CONTINUED)

implementation efforts to date, we have reviewed a majority of our revenue contracts to evaluate the effect of the new standard on our revenue recognition practices. Additionally, we are assessing the potential impacts to our revenue recognition policies with respect to certain contractual arrangements that involve either non-cash consideration or reimbursements of capital expenditures. We are also developing processes to generate the disclosures required under the new standard. Based on the analysis conducted to date, we do not believe the impact upon adoption will be material to our Financial Statements but are still assessing the impact to our disclosures. Our expectation is to adopt the standard in the first quarter of 2018 under the modified retrospective transition method.

For additional information on accounting pronouncements prior to September 2017, refer to Note 2- Summary of Significant Accounting Policies in the Notes to Financial Statements of the Partnership’s annual financial statement for the year ended December 31, 2016.

2. Property, Plant and Equipment

Property, plant and equipment consisted of the following at September 30, 2017 and December 31, 2016:

	September 30, 2017	December 31, 2016
Rights-of-way	$10,384,612	$10,384,612
Buildings	4,494,443	4,494,443
Line pipe, equipment and other pipeline assets	284,009,138	283,939,925
Office, communication and data handling equipment	651,592	651,592
Total property, plant and equipment	299,539,785	299,470,572

Accumulated depreciation	(116,993,721)	(109,367,449)
Total property, plant and equipment, net	$182,546,064	$190,103,123
Depreciation expense on property, plant and equipment is included in “Depreciation and amortization” in the accompanying Statements of Income for each of the nine months ended September 30, 2017 and 2016 in the amounts of $7,626,272 and $7,485,735, respectively.

3. Related Party Transactions

The Partnership derives a significant portion of its transportation and allowance oil revenues from related parties, which are based on published tariffs and contractual agreements and included in Revenue-Related parties within the accompanying Statements of Income. All such transactions are considered to be within the ordinary course of business. At September 30, 2017 and December 31, 2016, the Partnership had affiliate receivables included in Accounts receivable - Related parties within the accompanying Balance Sheets.
At September 30, 2017 and December 31, 2016, the Partnership had prepaid rent of $1,171,133 and $843,377, respectively included in “Other current assets” within the accompanying Balance Sheets related to a cavern rental agreement with LOOP.
At September 30, 2017 and December 31, 2016, the Partnership had capital improvements at LOOP reflected as “Other assets” within the accompanying Balances Sheets. The amortization of these costs were included as “Depreciation and amortization” within the accompanying Statements of Income for the nine months ended September 30, 2017 and 2016 for the amounts of $566,531 and $997,625, respectively.
The Partnership has no employees and relies on the Operator to provide personnel to perform daily operating and administrative duties on behalf of the Partnership. In accordance with the terms of

Exhibit 99.1

MARS OIL PIPELINE COMPANY LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS (CONTINUED)

the Operating Agreement, the Operator has charged the Partnership for expenses incurred on behalf of the Partnership for the nine months ended September 30, 2017 and 2016 for the amounts of $7,423,713 and 7,121,641, respectively, which are included in “Operations,” “Maintenance,” and “General and administrative” within the accompanying Statements of Income.
Substantially all expenses incurred by the Partnership are paid by Shell Pipeline on the Partnership’s behalf. At September 30, 2017 and December 31, 2016, the Partnership owed $615,159 and $396,359 respectively, to reimburse Shell Pipeline for these expenses which are included in “Payable to related parties” within the accompanying Balance Sheets.
Employees who directly or indirectly support the Partnership’s operations participate in the pension, postretirement health and life insurance, and defined contribution benefit plans sponsored by Shell Oil, which includes other Shell Oil subsidiaries. The Partnership’s share of pension and postretirement health and life insurance costs for the nine months ended September 30, 2017 and 2016 was $382,221 and $393,282, respectively. The Partnership’s share of defined contribution plan costs for the nine months ended September 30, 2017 and 2016 was $151,998 and 156,397, respectively. Pension and defined contribution benefit plan expenses are included in “General and administrative cost and expenses” in the accompanying Statements of Income.

The Partnership has several lease agreements with a related party for cavern space. At September 30, 2017 and December 31, 2016, the Partnership owed $4,402,327 and $4,615,882 respectively, to LOOP for these expenses which are included in “Payable to related parties” within the accompanying Balance Sheets. Payments made to LOOP for costs associated with cavern operations and usage are included primarily in “Operations cost and expense” within the accompanying Statements of Income for the nine months ended September 30, 2017 and 2016 were $43,665,248 and $38,590,377, respectively.
The Partnership also has a lease agreement with a related party for usage of space located at the West Delta 143 “A” and “C” offshore platform for Lease of Platform Space (“LOPS”) and Common Facility Fees (“CFF”). At September 30, 2017 and December 31, 2016, the Partnership owed $368,578 and $0, respectively. For the nine months ended September 30, 2017 and 2016 payments made for cost associated with the LOPS and CFF was $4,284,624 and $6,775,182.98, respectively, and are included primarily in “Operations cost and expenses” within the accompanying Statements of Income.

4. Environmental Remediation Costs

At both September 30, 2017 and December 31, 2016, the Partnership’s environmental remediation cost in its escrow account was $427,305 and included in “Other Assets” on the accompanying Balance Sheets.
Total accrued expenses at September 30, 2017 and December 31, 2016, were $0 for environmental clean-up costs.
5. Commitments and Contingencies

In the ordinary course of business, the Partnership is subject to various laws and regulations, including regulations of the FERC. In the opinion of management, compliance with existing laws and regulations will not materially affect the financial position, results of operations, or cash flows of the Partnership.
6. Subsequent Events

In preparing the accompanying unaudited financial statements, the Partnership has reviewed events that have occurred after September 30, 2017 up until November 8, 2017, which is the date of the issuance of the unaudited financial statements. On October 25th, 2017, BP contributed its 28.5% membership interest in Mars to BP Midstream Holdings LLC (“BP Holdco”,) and BP Holdco then contributed its 28.5% membership interest in Mars to BP Midstream Partnership LP (NYSE: “BPMP”).  On October 30, 2017, BPMP completed its initial public offering of common units representing limited partner interests in BPMP pursuant to a Registration Statement on Form S-1, as amended. Any other material subsequent events that occurred during this time have been properly disclosed in the financial statements.